Exhibit 99.1.7

Joint Filing Agreement

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D (and any amendments thereto) with respect to the ordinary shares beneficially owned by each of them, of LyondellBasell Industries N.V., a public limited liability company incorporated under the laws of the Netherlands. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 9th day of June, 2015.

AI INTERNATIONAL CHEMICALS S.À R.L.

By:	/s/ ALEJANDRO MORENO
Name:	Alejandro Moreno
Title:	Class A Manager

LEN BLAVATNIK

By:	/s/ ALEJANDRO MORENO
Name:	Alejandro Moreno
Title:	Attorney-in-Fact

AI INVESTMENTS HOLDINGS LLC

By:	Access Industries Management, LLC, its manager

By:	/s/ ALEJANDRO MORENO
Name:	Alejandro Moreno
Title:	Executive Vice President

AI SMS L.P.

By:	AI SMS GP Limited, its general partner
By:	Belvaux Management Limited, its director

By:	/s/ RONAN J.E. KUCZAJ
Name:	Ronan J.E. Kuczaj
Title:	Director

AI SMS GP LIMITED

By:	Belvaux Management Limited, its director

By:	/s/ RONAN J.E. KUCZAJ
Name:	Ronan J.E. Kuczaj
Title:	Director

ACCESS INDUSTRIES HOLDINGS LLC

By:	Access Industries Management, LLC, its manager

By:	/s/ ALEJANDRO MORENO
Name:	Alejandro Moreno
Title:	Executive Vice President

ACCESS INDUSTRIES, LLC

By:	Access Industries Management, LLC, its manager

By:	/s/ ALEJANDRO MORENO
Name:	Alejandro Moreno
Title:	Executive Vice President

ACCESS INDUSTRIES MANAGEMENT, LLC

By:	/s/ ALEJANDRO MORENO
Name:	Alejandro Moreno
Title:	Executive Vice President

ALTEP 2010 L.P.

By:	AI Altep Holdings, Inc., its general partner

By:	/s/ ALEJANDRO MORENO
Name:	Alejandro Moreno
Title:	Executive Vice President

ALTEP 2011 L.P.

By:	AI Altep Holdings, Inc., its general partner

By:	/s/ ALEJANDRO MORENO
Name:	Alejandro Moreno
Title:	Executive Vice President

AI ALTEP HOLDINGS, INC. (formerly known as ACCESS INDUSTRIES, INC.)

By:	/s/ ALEJANDRO MORENO
Name:	Alejandro Moreno
Title:	Executive Vice President

ACCESS INDUSTRIES INVESTMENT HOLDINGS LLC

By:	/s/ ALEJANDRO MORENO
Name:	Alejandro Moreno
Title:	Manager

AI EUROPEAN HOLDINGS L.P.

By:	AI European Holdings GP Limited, its general partner
By:	Hudson Administration S.A., its director

By:	/s/ DAWN E. SHAND
Name:	Dawn E. Shand
Title:	Director

AI EUROPEAN HOLDINGS GP LIMITED

By:	Hudson Administration S.A., its director

By:	/s/ DAWN E. SHAND
Name:	Dawn E. Shand
Title:	Director

AI EUROPEAN HOLDINGS S.À R.L.

By:	Access Industries Management, LLC, its Class A Manager

By:	/s/ ALEJANDRO MORENO
Name:	Alejandro Moreno
Title:	Executive Vice President

By:	/s/ DAWN E. SHAND
Name:	Dawn E. Shand
Title:	Class B Manager

AI PETROLEUM HOLDINGS LLC

By:	Access Industries Management, LLC, its manager

By:	/s/ ALEJANDRO MORENO
Name:	Alejandro Moreno
Title:	Executive Vice President

AIPH HOLDINGS LLC

By:	Access Industries Management, LLC, its manager

By:	/s/ ALEJANDRO MORENO
Name:	Alejandro Moreno
Title:	Executive Vice President

ALTEP 2014 L.P.

By:	AI Altep Holdings, Inc., its general partner

By:	/s/ ALEJANDRO MORENO
Name:	Alejandro Moreno
Title:	Executive Vice President